1 Investor Presentation March 31, 2013 Canfield, OH NASDAQ: FMNB Exhibit 99.1
2 Disclosure Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements express management's current expectations, forecasts of future events or long-term-goals and, by their nature, are subject to assumptions, risks and uncertainties. Actual results could differ materially from those indicated. Farmers National Banc Corp. ("Farmers") refers you to its periodic reports and registration statements filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Report on Form 10-Q for the period ended March 31, 2013 which have been filed with the Securities and Exchange Commission and are available on Farmers' website (www.farmersbankgroup.com) and on the Securities and Exchange Commission's website (www.sec.gov), for additional discussion of these assumptions, risks and uncertainties. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. Farmers undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Use of Non-GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include "Core Deposits" and "Pre-tax, Pre-provision Earnings". Farmers believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company's deposit profile and profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of "Core Deposits" and "Pre-tax, Pre- provision Earnings", this presentation may not be comparable to other similarly titled measures as calculated by other companies.
3 Sound franchise with many opportunities for growth Profitable throughout cycle and growing tangible book value per share Diversified and growing revenue streams Stable asset quality and strong core deposit franchise Strong capital position and did not take TARP CPP Operational excellence and brand development Seasoned management team with knowledge of the Northeast Ohio marketplace Declared Special $0.03 per share cash dividend payable on December 31, 2012 to shareholders of record at December 14, 2012 Compelling valuation: 1.03x of tangible book value 9.9x LTM pre-tax pre-provision earnings 12.6x LTM EPS Farmers offers a unique and strong platform for growth Investment Highlights 1.90% regular cash dividend yield 2.38% dividend yield including one $0.03 special dividend
4 Added to the ABA NASDAQ Community Bank Index in December, 2011 Entered the Russell 3000, Russell 2000 and Russell MicroCap indices in June, 2012 Entered the MSCI U.S. Microcap Index on November 30, 2012 Rated one of the Top 200 Community Banks in 2013, by American Banker Magazine for the second consecutive year 5-Star, Superior Rating from the BauerFinancial Group - the highest rating awarded by the financial group. 97% Customer Satisfaction Rate, according to an Independent Research Study Farmers' Texas Ratio, 6.4%, remains lower than similarly-sized banks and Mid-west banks Farmers offers a unique and strong platform for growth Investment Highlights
5 Founded over 126 years ago 19 branches and 17 ATMs Approximately 75 - 100 miles from Cleveland, Pittsburgh & Erie Branch Map in Mahoning Valley
6 Note: Deposit data as of June 30, 2012 Source: SNL Opportunity for growth with approximately 10.42% deposit market share in the Mahoning Valley Large regional competitors lack focus - Community competitors inwardly focused Attractive Deposit Franchise - Deposit Market Share by MSA & County Tri-County Top 10 Tri-County Top 10 Tri-County Top 10 Tri-County Top 10 Tri-County Top 10 2012 Rank Company Branches Dep. ($000) Market Share 1 Huntington National Bank 46 2,122,663 24.92 2 Home Savings and Loan Co. of Youngstown 21 1,222,823 14.35 3 First Place Bank 19 1,139,655 13.38 4 PNC Bank NA 23 915,759 10.75 5 Farmers National Bank of Canfield 19 887,709 10.42 6 JPMorgan Chase Bank NA 20 835,681 9.81 7 Cortland Savings and Banking Co. 9 363,712 4.27 8 First National Bank of Pennsylvania 8 284,239 3.34 9 RBS Citizens NA 6 175,096 2.06 10 KeyBank NA 6 159,914 1.88 Total for Institutions in the Market 193 8,518,901 100.00 Columbiana Top 10 Columbiana Top 10 Columbiana Top 10 Columbiana Top 10 Columbiana Top 10 2012 Rank Company Branches Dep. ($M) Market Share 1 Huntington National Bank 11 337,688 24.35 2 Home Savings and Loan Co. of Youngstown 7 314,980 22.71 3 Farmers National Bank of Canfield 4 139,152 10.03 4 PNC Bank NA 6 138,417 9.98 5 JPMorgan Chase Bank NA 3 103,197 7.44 6 Consumers National Bank 3 95,180 6.86 7 1st National Community Bank 4 87,698 6.32 8 CFBank 2 76,276 5.50 9 RBS Citizens NA 1 46,304 3.34 10 KeyBank NA 1 45,743 3.30 Total for Institutions in the Market 44 1,386,922 100.00 Mahoning Top 10 Mahoning Top 10 Mahoning Top 10 Mahoning Top 10 Mahoning Top 10 2012 Rank Company Branches Dep. ($M) Market Share 1 Huntington National Bank 19 1,243,416 29.08 2 Home Savings and Loan Co. of Youngstown 10 763,723 17.86 3 Farmers National Bank of Canfield 8 546,476 12.78 4 PNC Bank NA 10 541,515 12.66 5 First Place Bank 11 441,846 10.33 6 JPMorgan Chase Bank NA 7 361,986 8.46 7 First National Bank of Pennsylvania 5 200,097 4.68 8 KeyBank NA 4 80,168 1.87 9 RBS Citizens NA 2 60,466 1.41 10 Cortland Savings and Banking Co. 2 35,538 0.83 Total for Institutions in the Market 79 4,276,364 100.00 Trumbull Top 10 Trumbull Top 10 Trumbull Top 10 Trumbull Top 10 Trumbull Top 10 2012 Rank Company Branches Dep. ($M) Market Share 1 First Place Bank 8 697,809 24.44 2 Huntington National Bank 16 541,559 18.96 3 JPMorgan Chase Bank NA 10 370,498 12.97 4 Cortland Savings and Banking Co. 7 328,174 11.49 5 PNC Bank NA 7 235,827 8.26 6 Farmers National Bank of Canfield 7 202,081 7.08 7 Home Savings and Loan Co. of Youngstown 4 144,120 5.05 8 First National Bank of Pennsylvania 3 84,142 2.95 9 RBS Citizens NA 3 68,326 2.39 10 Home FS&LA of Niles 1 62,183 2.18 Total for Institutions in the Market 70 2,855,615 100.00
7 Source: Regional Chamber, Youngstown-Warren, Ohio Metropolitan Profile ,Valley Leads in Industrial Job Growth in NE Ohio, The Vindicator ,Ohio's Economic Impact Study - September, 2011 Resources and infrastructure within 100 miles of the Mahoning Valley Recently the Mahoning Valley has seen several important investments in new business: Since 2011, 512 horizontal well permits have been issued and 223 wells drilled in eastern Ohio's Utica shale. Fifty of those wells are now in production, ODNR reports. Steelmaker V&M Star's $650 million expansion 350,000 tons of steel tubing per year for the drilling of shale gas in the U.S. 350 jobs created. VAM USA, LLC $57 million Finishing Plant Manufacturer of premium pipe connections. Approximately 100 jobs will be created. Exterran $13 million plant Produces equipment for the oil and gas industry. Approximately 100 jobs will be created once production begins. Ohio's Natural Gas and Crude Oil Exploration and Production Industry and the Emerging Utica Gas Formation impact: Jobs (204,000 created or supported by 2015) Income (Economic Output will increase by over $22 billion by 2015) Economic Overview of Market Area 6.8 million people 18 Fortune 500 company world headquarters 95 colleges and universities campus locations 2 international airports; 3 regional airports Lake Erie shipping Ohio River ports Northeast Ohio's manufacturing productivity is on track to outpace the rest of the nation by 10 percent as early as 2015, according to a report released by Team Northeast Ohio. Youngstown-Warren metro area had the third-highest job growth in the U.S. in the last 12 months. Land acquisition, construction and labor costs are significantly below national averages.
8 Performance-driven culture Advancing automation and use of technology Metrics-oriented accountability Scaling organization to support growth Diligent risk management Expand fee-based business Integrate sales efforts Continue to drive name awareness Unification of brand Top graded talent to drive performance growth De novo expansion and strategic acquisitions Customer intimacy/decisions close to customer Identify target markets and customer segments Lead with commercial business/expand wallet share Acquire Share of Market/Share of Customer Operational Excellence Risk Management Evolve Trust, Insurance & Financial Services Brand Development Talent Farmers' Strategy for Growth
Established and experienced management team with over 240 years of combined experience, 114 of which has been with Farmers. Experienced Management Team * Includes years with Butler Wick Trust Company
10 March 2009 - opportunistic acquisition of Butler Wick Trust Company, the largest trust department in the Mahoning Valley Assets under management have grown approximately 67% since acquisition to $1 billion currently From December 31, 2009 through December 31, 2012 Revenue1 has grown $6.7 million or 16.2% Total assets have increased $124.9 million or 12.3% Total deposits have increased $141.4 million or 18.2% Core deposits2 have grown $185.9 million or 28.8% Tangible book value has increased $0.70 or 12.9% even with $15 million capital raise Fiserv Premier - core operating system Flexible system that offers unlimited accounts Keeps current with compliance and regulatory changes Offers multiple products and services that integrate into core system (i.e. internet banking, ATMs and GL) One of the top core system providers in the nation SAN & Virtualization - data management system Data Storage: reduces disk space expenditures; allows for better utilization of disk space Data Backup: consistent backups of all data and replicated at DR Site Disaster Recovery: able to recover from disaster in minutes Overall reduced IT costs Scalable to various network configurations 1 Revenue defined as net interest income plus non-interest income; excludes securities gains / losses; 2 Core deposits defined as Total Deposits - Jumbo Deposits Recent Growth
11 Butler Wick Trust Company Acquisition Acquired from United Community Financial Corporation for cash on March 31, 2009 Only locally owned trust company in the Mahoning Valley Rebranded to Farmers Trust Company Assets increased approximately 67% since acquisition Contributed $5.5 million to non-interest income in 2012 Farmers Trust Company
12 Meaningfully profitable every quarter during this cycle Always paid quarterly cash dividend Special additional $0.03 cash dividend payable on December 31, 2012 to shareholders of record as of December 14, 2012 High net interest margin which has exceeded national banks1 peer average 3.68% March 31, 2013 3.68% YTD Strong record of profitability Average ROAA and ROAE from 2007 through 2012 of 0.78% and 8.53%, respectively Continue to invest in operations to support ongoing growth, yet maintain a strong balance sheet Historical Operating Results 1 Selected Capital & Credit Quality Banks with Assets $800 Million - $2.0 Billion; No TARP; TCE / TA >= 7.0%; NPAs / Assets < 2.5% and Positive LTM Net Income Source: SNL Financial
13 Improving Fee Income Growth Offsets Lower Net Income Noninterest income increased 5.7% from first quarter of 2012 121 consecutive quarters of positive earnings Net income for first quarter of 2013 is $2.0 million compared to $2.5 million for first quarter of 2012 Strong Capital Levels Tangible book value per share improved to $6.10 at March 31, 2013 from $5.81 at March 31, 2012 Stockholders' equity increased 5% from March 31, 2012 to March 31, 2013 Stable Asset Quality Non-performing loans decreased from $11 million at March 31, 2012 to $7.4 million at March 31, 2013 Non-performing assets to total assets decreased from 1.05% at March 31, 2012 to 0.68% at March 31, 2013 Continued Strong Results - Overview of Q1 2013
14 Acquisition of Trust Company increased non-interest income by 10.72% since first quarter 20091 Growing and Diverse Revenue Stream Note: Revenue defined as net interest income plus non-interest income; Excludes $1.1MM net gain on securities 1 Calculated as Q4 2012 trust revenue / Q1 2009 total revenue (CHART) (CHART) (CHART)
15 Diverse loan mix No national lending No sub-prime lending Farmers' practice is to lend primarily within its market area Less than 1% of loan portfolio is participations purchased Less than 2% of loan portfolio is construction loans Loan Portfolio Mix (March 31, 2013) Overview of Loan Portfolio Note: Dollars in thousands (CHART)
16 Excellent Asset Quality Note: Dollars in millions; Asset quality ratios exclude troubled debt restructuring 3/31/2013 Nonaccrual loans $7.0 Accruing loans past due 90 days or more 0.4 OREO 0.4 Total nonperforming assets (NPAs) $7.8 Troubled Debt Restructuring (TDR) $7.8 Loans 30-89 days delinquent 3.5 Gross portfolio loans 592.5 Loans held for sale (HFS) 4.3 Allowance for loan losses (ALL) 7.5 Total Assets $1,143.1 NPLs & 90 days past due/Gross loans (excl. HFS) 1.24% NPAs/Total Assets 0.68% TDR/Gross loans (excl. HFS) 1.32% 30-89 days delinquent/Gross loans (excl. HFS) 0.60% ALL/NPLs & 90 days past due 101.90% ALL/Gross loans (excl. HFS) 1.27% (CHART) (CHART)
17 FMNB Comparative Valuation Relative to similar sized Midwest banks and similar quality Nationwide banks, FMNB is undervalued Note: Peer data is the median value for the peer group; market data is as of May 16, 2013; all asset quality ratios exclude troubled debt restructurings 1 Selected Midwest Banks with Assets $800 Million - $2.0 Billion and traded on the NASDAQ, NYSE and NYSE AMEX exchanges (excludes OTCBB and Pink Sheet traded banks). Includes: GABC, OSBC, PEBO, UCFC, BKYF, FFKT, MOFG, CASH, HBNC, FBMI, MCBC, BFIN, WTBA, MFSF, MBWM, PULB, MBTF, ATLO, LNBB, FBIZ, HFFC, HWBK, NASB, PBIB, HFBC, LCNB, OVBC, CBIN 2 Selected Capital & Credit Quality Banks with Assets $1.0 Billion - $2.0 Billion; No TARP; TCE / TA >= 8.5%; NPAs / Assets < 2.0%, Positive LTM ROAA and traded on the NASDAQ, NYSE and NYSE AMEX exchanges (excludes OTCBB and Pink Sheet traded banks). Includes: PSTB, MOFG, WBCO, CNBC, FUBC, HFWA, PCBK, WTBA, PPBI, MBWM, HTBK, BBNK, CACB, BHB, AMNB, CUNB, CZNC, NRIM, NKSH, MNRK, HOME, ACNB, CNOB, 3 Last 12 months pre-tax, pre-provision earnings ^ Texas Ratio calculated as: NPAs (Excluding troubled debt restructurings) & 90+ DPD / Tangible Common Equity + Reserves Source: SNL Financial